Supplement, dated October 10, 2005,
                     to the Prospectuses, dated May 2, 2005,
                       of Seligman Common Stock Fund, Inc.

Effective October 10, 2005, the following information supersedes and replaces the fourth, fifth, sixth and seventh paragraphs under the caption "Principal Investment Strategies" on page 1 of the Prospectuses:

Securities are chosen using an investment strategy, consisting of: analytical security evaluation; fundamental analysis; and portfolio construction. The final portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

Security Evaluation. The investment manager applies analytical techniques to evaluate a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

Fundamental Analysis. In addition to evaluating analytical measures, the investment manager applies traditional fundamental research to gather qualitative information. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth.

Portfolio Construction. During the course of the security evaluation and fundamental analysis discussed above, the investment manager assigns weightings to the stocks being considered for investment. The investment manager considers the risk and expected return of each individual stock as well as the overall portfolio. The manager also evaluates exposure by sector, industry, market capitalization and other categories.

The Fund generally sells a security if the investment manager believes its target price has been reached, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.